united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Kevin Wolf, Ultimus Fund Solutions, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/23

Item 1. Reports to Stockholders.

2023
Annual Report
AL FRANK FUND

2023 Annual Report – Shareholder Letter

Equities enjoyed a sensational last two months of 2023, pushing full-year total returns for stocks well into the green, with the Russell 3000 Value index returning 11.66% for the full year and the mega-cap, tech-dominated S&P 500 index and Russell 3000 index returning 26.29% and 25.96% respectively. Given that the average stock in the Russell 3000 index gained 13.82% and in the Russell 3000 Value returned 12.51%, we were pleased with the 14.06% one-year return for The Al Frank Fund (VALAX) as of December 31, 2023.

The year just completed also offered another reminder of why we like to say the only problem with market timing is getting the timing right. After all, The Wall Street Journal in the final edition of 2023 proclaimed, “Almost no one thought 2023 would be a blockbuster year for stocks. They could hardly have been more wrong. The Federal Reserve raised interest rates at the fastest clip since the 1980s, a regional banking crisis felled Silicon Valley Bank, and war broke out in the Middle East. Yet stocks kept climbing.”

Of course, despite the headwinds, the economy managed to avoid recession and corporate profits held up remarkably well, so we are not surprised that 2023 turned out to be a good year, especially as the year prior was difficult, to say the least. The stock market is an anticipating mechanism, so the losses of 2022 likely discounted far more bad news on the geopolitical, economic, inflation and Federal Reserve fronts than eventually materialized.

While it was a very volatile year, we are pleased to see many of our stocks rebound from sizable short-term setbacks in 2022, with the positive returns propelling VALAX to its 17th positive year versus 7 negative years since the launch of the fund in 1998. Happily, we are always focused on the long-term prospects for the stocks we own and the merits of our investment approach, and the gains in the winning periods have dwarfed the losses in the lean years. As such, we remain proud that the since-inception (going back to 1.2.98) return on The Al Frank Fund has been 10.06% per annum through 12.31.23. This compares to 8.32% per annum for the Russell 3000, 8.28% per annum for the S&P 500 and 7.44% per annum for the Russell 3000 Value index.

Keeping in mind that while we have long adhered to a Value strategy, we are equal opportunity stock pickers and we long have maintained a heavy exposure to the Information Technology sector. That sector, along with Communication Services and Industrials accounted for the lion’s share of the positive return enjoyed by VALAX. On the other hand, Health Care and Consumer Staples had a negative absolute contribution to performance.

Looking at specific stocks, Lam Research, Microsoft, Apple, Alphabet and MDC Holdings were the largest contributors to total return on an absolute basis, while Pfizer, Albemarle, Moderna, Archer-Danield-Midland and CVS Health were the biggest negative contributors.

*****

As attention turns to 2024 and beyond, we continue to believe the economy will remain supportive of higher corporate profits, even if we endure a mild recession. Further, Value stocks on a price-to-earnings basis remain undervalued versus their average over the last 28 years, while the big drop in interest rates over the last couple of months adds to the relative appeal of equities. In addition, the Fourth Year of the Presidency historically has been very favorable for Value.

Obviously, there is plenty to worry about, with the Russia/Ukraine and Hamas/Israel conflicts still raging, but with more than 25 years of managing The Al Frank Fund, not to mention our 47 years of publishing The Prudent Speculator newsletter, we see no reason today to alter our disciplined approach. We remain comfortable in our basic risk mitigation tools of patiently buying and seeking to harvest a broadly diversified portfolio of what we believe are undervalued stocks, generally of dividend-paying companies, while modestly ebbing and flowing our cash position.

We appreciate the loyalty and trust you have put in our management and we do not take the market gyrations lightly. We are invested right alongside our Al Frank Fund shareholders!

17870459-NLD-02092024

Al Frank Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2023

The Fund’s performance figures* for the periods ended December 31, 2023, compared to its benchmark:

		Annualized
				Since Inception
	One Year	Five Year	Ten Year	(1/2/98)
Al Frank Fund - Advisor Class**	14.06%	11.33%	7.91%	10.06%
S&P 500® Total Return Index***	26.29%	15.69%	12.03%	8.28%
Russell 3000® Total Return Index****	25.96%	15.16%	11.48%	8.32%

Comparison of the Change in Value of a $10,000 Investment

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would have been reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would have been reduced.

*	Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. The Fund’s total annual operating expenses are 1.38% for the Advisor Class, per the May 1, 2023 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.24% for the Advisor Class.

**	Advisor Class shares commenced operations on April 30, 2006. Performance shown prior to the commencement of operations of the Advisor Class shares reflects the performance of the Fund’s Investor Class shares which commenced operations on January 2, 1998, and is adjusted to reflect the lower operating expenses of the Advisor Class shares. Unadjusted performance of the Investor Class shares would have been lower.

***	The S&P Total Return 500® Index is a broad based unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market. You cannot invest directly in an index.

****	The Russell 3000® Total Return Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization. You cannot invest directly in an index.

Holdings By Asset Class as of December 31, 2023	% of Net Assets
Information Technology	23.6%
Financials	15.4%
Industrials	14.7%
Health Care	11.4%
Consumer Discretionary	6.9%
Communication Services	6.6%
Energy	5.3%
Materials	4.5%
Consumer Staples	4.4%
Real Estate	3.7%
Utilities	1.1%
Other, Cash & Cash Equivalents	2.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

AL FRANK FUND
SCHEDULE OF INVESTMENTS
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.6%
	COMMUNICATION SERVICES — 6.6%
	CABLE & SATELLITE - 1.3%
20,000	Comcast Corporation, Class A	$877,000

	ENTERTAINMENT CONTENT - 1.2%
9,000	Walt Disney Company (The)(a)	812,610

	INTERNET MEDIA & SERVICES - 3.5%
10,500	Alphabet, Inc., Class C(a)	1,479,765
2,500	Meta Platforms, Inc., Class A(a)	884,900
		2,364,665
	TELECOMMUNICATIONS - 0.6%
11,000	Verizon Communications, Inc.	414,700

	TOTAL COMMUNICATION SERVICES (Cost $1,934,962)	4,468,975

	CONSUMER DISCRETIONARY — 6.9%
	AUTOMOTIVE - 1.2%
22,500	General Motors Company	808,200

	HOME & OFFICE PRODUCTS - 1.0%
5,500	Whirlpool Corporation	669,735

	HOME CONSTRUCTION - 2.0%
25,000	MDC Holdings, Inc.	1,381,250

	RETAIL - DISCRETIONARY - 2.7%
20,000	Foot Locker, Inc.	623,000
25,000	Kohl’s Corporation	717,000
25,000	Nordstrom, Inc.	461,250
		1,801,250

	TOTAL CONSUMER DISCRETIONARY (Cost $3,244,090)	4,660,435

See accompanying notes to financial statements.

AL FRANK FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	CONSUMER STAPLES — 4.4%
	FOOD - 0.8%
9,650	Tyson Foods, Inc., Class A	$518,687

	RETAIL - CONSUMER STAPLES - 2.5%
5,000	Target Corporation	712,100
6,000	Walmart, Inc.	945,900
		1,658,000
	WHOLESALE - CONSUMER STAPLES - 1.1%
10,750	Archer-Daniels-Midland Company	776,365

	TOTAL CONSUMER STAPLES (Cost $1,063,330)	2,953,052

	ENERGY — 5.3%
	OIL & GAS PRODUCERS - 5.3%
11,500	EOG Resources, Inc.	1,390,925
11,000	Exxon Mobil Corporation	1,099,780
16,000	TotalEnergies S.E. - ADR	1,078,080
	TOTAL ENERGY (Cost $2,210,935)	3,568,785

	FINANCIALS — 15.4%
	BANKING - 8.3%
30,000	Bank of America Corporation	1,010,100
32,000	Fifth Third Bancorp	1,103,680
10,000	JPMorgan Chase & Company	1,701,000
6,000	PNC Financial Services Group, Inc. (The)	929,100
22,000	Truist Financial Corporation	812,240
		5,556,120
	INSTITUTIONAL FINANCIAL SERVICES - 1.8%
3,200	Goldman Sachs Group, Inc. (The)	1,234,464

	INSURANCE - 3.3%
15,500	MetLife, Inc.	1,025,015

See accompanying notes to financial statements.

AL FRANK FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	FINANCIALS — 15.4% (Continued)
	INSURANCE - 3.3% (Continued)
11,500	Prudential Financial, Inc.	$1,192,665
		2,217,680
	SPECIALTY FINANCE - 2.0%
10,000	Capital One Financial Corporation	1,311,200

	TOTAL FINANCIALS (Cost $4,324,343)	10,319,464

	HEALTH CARE — 11.4%
	BIOTECHNOLOGY & PHARMACEUTICALS - 5.8%
4,000	Amgen, Inc.	1,152,080
5,600	Johnson & Johnson	877,744
8,000	Merck & Company, Inc.	872,160
4,000	Moderna, Inc.(a)	397,800
20,000	Pfizer, Inc.	575,800
		3,875,584
	HEALTH CARE FACILITIES & SERVICES - 2.4%
7,700	Cardinal Health, Inc.	776,160
11,000	CVS Health Corporation	868,560
1	Encompass Health Corporation	67
		1,644,787
	MEDICAL EQUIPMENT & DEVICES - 3.2%
8,500	Abbott Laboratories	935,595
7,000	Medtronic PLC	576,660
5,000	Zimmer Biomet Holdings, Inc.	608,500
		2,120,755

	TOTAL HEALTH CARE (Cost $5,091,966)	7,641,126

	INDUSTRIALS — 14.7%
	AEROSPACE & DEFENSE - 1.6%
2,300	Lockheed Martin Corporation	1,042,452

See accompanying notes to financial statements.

AL FRANK FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	INDUSTRIALS — 14.7% (Continued)
	COMMERCIAL SUPPORT SERVICES - 1.4%
12,000	ManpowerGroup, Inc.	$953,640

	DIVERSIFIED INDUSTRIALS - 1.4%
4,000	Eaton Corporation PLC	963,280

	ELECTRICAL EQUIPMENT - 1.2%
4,000	Acuity Brands, Inc.	819,320

	MACHINERY - 3.9%
4,500	Caterpillar, Inc.	1,330,515
3,200	Deere & Company	1,279,584
		2,610,099
	RENEWABLE ENERGY - 1.0%
6,500	EnerSys	656,240

	TRANSPORTATION & LOGISTICS - 2.6%
3,000	FedEx Corporation	758,910
4,250	Norfolk Southern Corporation	1,004,615
		1,763,525
	TRANSPORTATION EQUIPMENT - 1.6%
4,500	Cummins, Inc.	1,078,065

	TOTAL INDUSTRIALS (Cost $4,259,158)	9,886,621

	INFORMATION TECHNOLOGY — 23.6%
	SEMICONDUCTORS - 6.7%
25,000	Cohu, Inc.(a)	884,750
18,000	Intel Corporation	904,500
1,800	Lam Research Corporation	1,409,868
9,000	QUALCOMM, Inc.	1,301,670
		4,500,788
	SOFTWARE - 5.1%
30,000	Gen Digital, Inc.	684,600

See accompanying notes to financial statements.

AL FRANK FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	INFORMATION TECHNOLOGY — 23.6% (Continued)
	SOFTWARE - 5.1% (Continued)
4,500	Microsoft Corporation	$1,692,180
10,000	Oracle Corporation	1,054,300
		3,431,080
	TECHNOLOGY HARDWARE - 10.4%
9,600	Apple, Inc.	1,848,288
15,500	Benchmark Electronics, Inc.	428,420
18,000	Cisco Systems, Inc.	909,360
27,000	Corning, Inc.	822,150
30,000	Juniper Networks, Inc.	884,400
11,000	NetApp, Inc.	969,760
13,000	Seagate Technology Holdings PLC	1,109,810
		6,972,188
	TECHNOLOGY SERVICES - 1.4%
5,500	International Business Machines Corporation	899,525

	TOTAL INFORMATION TECHNOLOGY (Cost $5,269,614)	15,803,581

	MATERIALS — 4.5%
	CHEMICALS - 2.8%
4,800	Albemarle Corporation	693,504
7,500	Celanese Corporation	1,165,275
		1,858,779
	CONTAINERS & PACKAGING - 1.1%
20,500	International Paper Company	741,075

	METALS & MINING - 0.6%
10,000	Newmont Corporation	413,900

	TOTAL MATERIALS (Cost $1,700,247)	3,013,754

See accompanying notes to financial statements.

AL FRANK FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	REAL ESTATE — 3.7%
	DATA CENTER REIT - 1.1%
5,500	Digital Realty Trust, Inc.	$740,190

	OFFICE REIT - 1.3%
7,000	Alexandria Real Estate Equities, Inc.	887,390

	RETAIL REIT - 1.3%
40,000	Kimco Realty Corporation	852,400

	TOTAL REAL ESTATE (Cost $1,679,948)	2,479,980

	UTILITIES — 1.1%
	ELECTRIC UTILITIES - 1.1%
10,000	Pinnacle West Capital Corporation	718,400

	TOTAL UTILITIES (Cost $804,991)

	TOTAL COMMON STOCKS (Cost $31,583,584)	65,514,173

	SHORT-TERM INVESTMENT — 2.3%
	MONEY MARKET FUND - 2.3%
1,525,394	Fidelity Money Market Government Portfolio, Class I, 5.25% (Cost $1,525,394)(b)	1,525,394

	TOTAL INVESTMENTS - 99.9% (Cost $33,108,978)	$67,039,567
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	45,316
	NET ASSETS - 100.0%	$67,084,883

ADR	- American Depositary Receipt

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

ASSETS
Investment securities:
At cost	$33,108,978
At value	$67,039,567
Dividends and interest receivable	97,992
Prepaid expenses & other assets	33,199
TOTAL ASSETS	67,170,758

LIABILITIES
Payable for Fund shares redeemed	1,609
Investment advisory fees payable	41,765
Audit fees payable	15,994
Payable to Related Parties	24,670
Accrued expenses and other liabilities	1,837
TOTAL LIABILITIES	85,875
NET ASSETS	$67,084,883

Net Assets Consist Of:
Paid in capital	$32,811,426
Accumulated earnings	34,273,457
NET ASSETS	$67,084,883

Net Asset Value Per Share:

Advisor Class Shares:
Net Assets	$67,084,883
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,692,418
Net asset value (Net Assets ÷ Shares Outstanding), offering price	$24.92

(a)	Redemptions of shares held 60 days or less may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENT OF OPERATIONS
For the Year ended December 31, 2023

INVESTMENT INCOME
Dividends *	$1,737,366
Interest	67,982
TOTAL INVESTMENT INCOME	1,805,348

EXPENSES
Investment advisory fees	639,880
Administration fees	55,342
Transfer agent fees	40,134
Third party administrative servicing fees	31,639
Fund accounting fees	31,463
Legal fees	31,162
Trustees’ fees	28,376
Compliance officer fees	24,210
Registration fees	19,834
Audit fees	16,294
Insurance expense	9,091
Shareholder reporting expense	6,863
Custody fees	4,308
Other expenses	1,994
TOTAL EXPENSES	940,590

Less: Fees waived by the Adviser	(146,969)

NET EXPENSES	793,621
NET INVESTMENT INCOME	1,011,727

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	2,963,651
Net change in unrealized appreciation on investments	4,528,800

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	7,492,451

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,504,178

*	Includes withholding tax of $9,181.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
FROM OPERATIONS
Net investment income	$1,011,727	$908,975
Net realized gain from investments	2,963,651	3,578,807
Net change in unrealized appreciation/(depreciation) on investments	4,528,800	(15,342,079)
Net increase/(decrease) in net assets resulting from operations	8,504,178	(10,854,297)

DISTRIBUTIONS TO SHAREHOLDERS
Advisor Class	(3,805,710)	(5,233,389)
Net decrease in net assets from distributions to shareholders	(3,805,710)	(5,233,389)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Investor Class	—	575,707
Advisor Class	300,354	70,679,652	^
Net asset value of shares issued in reinvestment of distributions
Advisor Class	3,713,244	5,128,361
Payments for shares redeemed
Investor Class	—	(73,222,287	) ^
Advisor Class	(6,237,058)	(5,097,349)
Redemption fee proceeds
Investor Class	—	224
Advisor Class	34	34
Net decrease in net assets from shares of beneficial interest	(2,223,426)	(1,935,658)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	2,475,042	(18,023,344)

NET ASSETS
Beginning of Year	64,609,841	82,633,185
End of Year	$67,084,883	$64,609,841

SHARE ACTIVITY - INVESTOR CLASS
Shares sold	—	20,429
Shares redeemed	—	(2,643,807	) ^
Net decrease in shares of beneficial interest outstanding	—	(2,623,378)

SHARE ACTIVITY - ADVISOR CLASS
Shares sold	12,516	2,548,230	^
Shares reinvested	158,347	216,204
Shares redeemed	(259,466)	(203,950)
Net increase/(decrease) in shares of beneficial interest outstanding	(88,603)	2,560,484

^	2,540,476 Investor Class shares converted into 2,533,069 Advisor Class shares, amounting to $70,292,424, on April 7, 2022.

See accompanying notes to financial statements.

Al Frank Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Advisor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$23.23	$29.12	$24.92	$24.24	$20.76

Activity from investment operations:
Net investment income (1)	0.38	0.37	0.24	0.46	0.36
Net realized and unrealized gain/(loss) on investments	2.80	(4.26)	5.95	2.01	4.94
Total from investment operations	3.18	(3.89)	6.19	2.47	5.30

Less distributions from:
Net investment income	(0.40)	(0.35)	(0.26)	(0.50)	(0.37)
Net realized gain on investments	(1.09)	(1.65)	(1.73)	(1.29)	(1.45)
Total distributions	(1.49)	(2.00)	(1.99)	(1.79)	(1.82)

Paid in capital from redemption fees (1)(4)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$24.92	$23.23	$29.12	$24.92	$24.24

Total return (2)	14.06%	(13.49)%	24.98%	10.24%	25.78%

Net assets, at end of year (000s)	$67,085	$64,610	$6,421	$5,316	$5,267

Ratio of gross expenses to average net assets (3)	1.47%	1.38%	1.42%	1.43%	1.38%
Ratio of net expenses to average net assets	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets	1.58%	1.45%	0.83%	2.09%	1.54%
Portfolio turnover rate	1.59%	2.67%	5.10%	3.72%	1.78%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2023

NOTE 1 - ORGANIZATION

The Al Frank Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The investment objective of the Al Frank Fund is long-term capital appreciation. The Al Frank Fund Advisor Class commenced operations on April 30, 2006. Advisor Class Shares are offered at net asset value without the imposition of any sales charge. Effective at the close of business on April 7, 2022, all outstanding Investor Class shares of the Fund were converted to Advisor Class shares of the Fund and Investor Class shares of the Fund were no longer offered for sale to new investors. Investor Class shares had commenced operations on January 2, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.	Federal Income Taxes: It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income taxes has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2020, to December 31, 2022 or expected to be taken in the Fund’s December 31, 2023 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Ohio. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends are included in dividend income on the ex-dividend date at the fair market value of the shares received.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expenses, realized and unrealized gains and losses are incurred. The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2023 (Continued)

D.	Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 60 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. For the year ended December 31, 2023, the Al Frank Fund assessed $34 in redemption fees.

E.	Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative size of the fund in the Trust.

F.	Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

NOTE 3 - SECURITIES VALUATION

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2023 (Continued)

class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure fair value of all of its investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2023 for the Fund’s assets measured at fair value:

Al Frank Fund
Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$4,468,975	$—	$—	$4,468,975
Consumer Discretionary	4,660,435	—	—	4,660,435
Consumer Staples	2,953,052	—	—	2,953,052
Energy	3,568,785	—	—	3,568,785
Financials	10,319,464	—	—	10,319,464
Health Care	7,641,126	—	—	7,641,126
Industrials	9,886,621	—	—	9,886,621
Information Technology	15,803,581	—	—	15,803,581
Materials	3,013,754	—	—	3,013,754
Real Estate	2,479,980	—	—	2,479,980
Utilities	718,400	—	—	718,400
Total Common Stocks	65,514,173	—	—	65,514,173
Short-Term Investment
Money Market Fund	1,525,394	—	—	1,525,394
Total Short-Term Investment	1,525,394	—	—	1,525,394
Total Investments	$67,039,567	$—	$—	$67,039,567

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2023 (Continued)

There were no Level 3 securities held in the Fund during the year ended December 31, 2023.

NOTE 4 - INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Kovitz Investment Group Partners, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets (“Advisory Fees”).

For the year ended December 31, 2023, the Adviser earned $639,880 in Advisory Fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until April 30, 2025, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, (such as interest and dividend expense on securities sold short) taxes and extraordinary expenses such as litigation) do not exceed 1.24% of the Fund’s average net assets for Advisor Class shares. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years only if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) would not cause the Fund to exceed the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid only if reimbursement is made within three years from the date the fees and expenses were initially waived or reimbursed. Any such reimbursement is also contingent upon the Board’s review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2023, the Adviser waived its fees in the amount of $146,969.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

12/31/2024	12/31/2025	12/31/2026
$146,546	$129,083	$146,969

During the year ended December 31, 2023, $120,036 of previously waived fees expired unrecouped.

Distributor – The distributor for the Fund is Northern Lights Distributors LLC (the “Distributor”) and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Fund did not pay any fees for distribution related services.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2023 (Continued)

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, for the Fund was $996,493 and $6,330,919, respectively.

NOTE 6 - AGGREGATE UNREALIZED APPRECIATION & DEPRECIATION – TAX BASIS

Cost for Federal Tax purposes	$33,134,467

Unrealized Appreciation	$34,849,499
Unrealized Depreciation	(944,399)
Tax Net Unrealized Appreciation	$33,905,100

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of portfolio distributions paid for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2023	December 31, 2022
Ordinary Income	$1,011,727	$908,975
Long-Term Capital Gain	2,793,983	4,324,414
	$3,805,710	$5,233,389

As of December 31, 2023, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Undistributed		Capital Loss	Other		Total
Ordinary	Long-Term	Post	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	October Loss	Forwards	Differences	Appreciation	Earnings
$—	$368,357	$—	$—	$—	$33,905,100	$34,273,457

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and C-Corporation return of capital distributions.

During the fiscal period ended December 31, 2023, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primary attributable to equalization credits, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2023, as follows:

Paid In	Distributable
Capital	Earnings
$157,912	$(157,912)

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, Charles Schwab and Co. held approximately 30.43% of the voting securities of the Fund.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2023 (Continued)

NOTE 9 – RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

NOTE 10 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Al Frank Fund and
Board of Trustees of Northern Lights Fund Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Al Frank Fund (the “Fund”), a series of the Northern Lights Fund Trust II, as of December 31, 2023, and the related statements of operations and changes in net assets for the year then ended, and the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statement and financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated March 1, 2023, expressed an unqualified opinion on those financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 26, 2024

COHEN & COMPANY, LTD.
800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Al Frank Fund
EXPENSE EXAMPLES at December 31, 2023 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, redemption fees, and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Advisor Class at the beginning of the period and held for the entire period (7/1/23 – 12/31/23).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.24% per the operating expenses limitation agreement for the Al Frank Fund Advisor Class. Although the Fund does not charge a sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Ultimus Fund Solutions, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

			Expenses Paid	Expense Ratio
	Beginning Account	Ending Account	During Period *	During Period **
Actual	Value 7/1/2023	Value 12/31/2023	7/1/23-12/31/23	7/1/23-12/31/23
Al Frank Fund
Advisor Class	$1,000.00	$1,081.90	$6.51	1.24%
Hypothetical (5% return before Expenses)
Al Frank Fund
Advisor Class	$1,000.00	$1,018.95	$6.31	1.24%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2023 (Unaudited)

FACTORS CONSIDERED BY THE TRUSTEES IN THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on May 23, 2023, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the new investment advisory agreement between Kovitz Investment Group Partners, LLC (“Kovitz”) and the Trust on behalf of the Al Frank Fund (the “New Advisory Agreement”)

Based on their evaluation of the information provided by Kovitz, in conjunction with the Al Frank Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the New Advisory Agreement with respect to the Al Frank Fund.

In advance of the Meeting, the Board requested and received materials to assist them in considering the New Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the New Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the New Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Al Frank Fund. The materials also included due diligence materials relating to Kovitz (including due diligence questionnaires completed by Kovitz, select financial information of Kovitz, bibliographic information regarding Kovitz’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the New Advisory Agreement with respect to the Al Frank Fund. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement. In considering the approval of the New Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of the Services. The Board considered the Adviser’s favorable attributes, including its investment philosophy, investment management capabilities, experienced leadership and reputation. The Board also considered: the capabilities, resources, and personnel of the Adviser, in order to determine whether the Adviser is capable of continuing to provide at least an equivalent level of investment management services currently provided to the Fund. The Board also reviewed information provided by Focus related to its business, legal and regulatory affairs. This review considered the resources available to the Adviser to provide the services specified under the New Advisory Agreement. In addition, the Board considered that all of the portfolio managers currently managing the Fund are expected to continue to do so following the Transaction.

Based on its review of materials prepared for the Meeting, the Board considered the experience and qualifications of the personnel of the Adviser who will be responsible for continuing to provide services to the Fund. The Board noted that none of the portfolio managers and other key investment personnel

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2023 (Unaudited)(Continued)

managing the Fund are expected to change as a result of the Transaction, and that the investment process and day-to-day operations of the Fund were not expected to change.

The Board concluded that the Adviser will be capable of continuing to provide investment advisory services at least equivalent to the same high quality as the investment advisory services currently provided to the Fund.

Performance. The Board considered that all of the portfolio managers and other key investment personnel currently managing the Fund are expected to continue to do so following the Transaction. The Board discussed the report prepared by Broadridge and reviewed the performance as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended April 30, 2023, for the Fund. The Board noted the Fund underperformed its peer group median, Morningstar category median, and benchmark, the S&P 500 Index, for the one year, three year, five year and since inception period. The Board further noted that the Fund’s former Investor Class shares, which commenced operations in 1998, had a longer performance track record and with the longer history outperformed the S&P 500 Index for the period since 1998. After further discussion, the Board concluded that the performance of the Fund was acceptable and the Board would continue to monitor the performance of the Fund.

Fees and Expenses. The Board considered that the New Advisory Agreement is the same as the Existing Advisory Agreement, except for the effective and termination dates, and that the Fund’s contractual fee rate will be identical for the Fund, for the initial two-year term of the New Advisory Agreement. The Board also noted that the Adviser has contractually agreed to maintain the current operating expense limit pursuant to a new Fee Waiver Agreement (with identical terms to the existing Fee Waiver Agreement), which will remain in effect after the Closing Date until at least the end of the initial two-year term of the New Advisory Agreement, whereby it will waive a portion of its advisory fees so that the Fund does not exceed its operating expense limitation. The Board found such arrangements to be beneficial to shareholders. The Board also reviewed and discussed the advisory fee and total operating expenses of the Al Frank Fund as compared to its peer group and its Morningstar category as presented in the Broadridge Report. The Board noted that the 1.00% advisory fee was at the top of its peer group but not the highest in its Morningstar category. In light of these comparisons, the Board concluded that, based on the Adviser’s experience, expertise and services provided to the Al Frank Fund, the advisory fee charged by the Adviser, although at the high end of the Al Frank Fund’s peer group, was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Fund based on profitability reports and profitability analyses provided by the Adviser. The Board also reviewed the selected financial information provided by the Adviser regarding the Adviser and Focus. After review and discussion, the Board concluded that the anticipated profit from the Adviser’s relationship with the Fund was not excessive relative to the experience of the Adviser and the nature and quality of the services performed by the Adviser. The Board considered the Adviser’s representation that it anticipates profitability for the Adviser under the New Advisory Agreement to be similar to profitability for the Adviser during recent periods. The Board noted that it would have the opportunity to give further consideration to the Adviser’s profitability with respect to the Fund at the end of the initial two-year term of the New Advisory Agreement.

Economies of Scale. As to the extent to which the Fund would realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund and the Adviser’s expectations for growth, and concluded that any material economies of scale would likely not be achieved in the near term.

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2023 (Unaudited)(Continued)

Other Considerations. In approving the New Advisory Agreement, the Board considered that the Adviser will be making a commitment to the retention and recruitment of high quality personnel, and has undertaken to maintain the same level of financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and their Shareholders and that has previously been provided to the Fund. The Board also considered that the Adviser has undertaken to make a commitment to the management and success of the Fund, and to employ its resources in an effort to both maintain and grow the Fund by seeking out expanded distribution opportunities, where possible. The Board also considered that the Fund will continue to receive the benefit of the strong compliance culture and financial resources of Focus following the Transaction.

Conclusions. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined that (a) the terms of the New Advisory Agreement are not unreasonable; (b) the investment advisory fee payable pursuant to the New Advisory Agreement is not unreasonable; and (c) the New Advisory Agreement is in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2023 (Unaudited)

SHAREHOLDER MEETING

The Board of Trustees of Northern Lights Funds trust II (the “Trust”) held a Special Meeting of the Shareholders of the Al Frank Fund (the “Fund”), on September 7, 2023, for the purpose of approving a new Investment Advisory Agreement between the Trust and Kovitz Investment Group Partners, LLC, on behalf of the Fund.

At the close of business June 15, 2023, the record date for the Special Meeting of Shareholders, there were outstanding 2,663,247 shares of beneficial interest of the Fund. Accordingly, shares represented in person and by proxy at the Special Meeting equaled 53.92% of the outstanding shares of the Fund. Therefore, a quorum was present for the Fund.

With respect to approval of the proposed Investment Advisory Agreement the following votes were cast:

For Approval: 1,085,602 shares voted
Against Approval: 12,026 shares voted
Abstained: 338,409 shares voted

Al Frank Fund
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
December 31, 2023

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended December 31, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2023 (Unaudited)

The Trustees and the officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen 1972	Trustee Since May 2011	Trustee of Northern Lights Fund Trust II (since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019).	1	NONE
Thomas T. Sarkany 1946	Trustee Since October 2011	President, TTS Consultants, LLC (financial services) (since 2010); President, TTS Associates, Inc. (financial services) (since December 2022).		Trustee Since October 2011
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm) (since 2007).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee Since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	1	NONE

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2023 (Unaudited)(Continued)

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 1969	President Since January 2013	Vice President of The Ultimus Group, LLC; Executive Vice President, Head of Fund Administration and Product (since 2019) and President (2012 - 2019) of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC).	N/A	N/A
Erik Naviloff 1968	Treasurer Since January 2013	Vice President of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2011).	N/A	N/A
Jared Lahman 1986	Anti-Money Laundering Officer since January 2022	Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019); Manager, Fund Accounting, Gemini Fund Services, LLC (January 2014 to December 2018).	N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	As of December 31, 2023, the Trust was comprised of 24 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and not to any other series of the Trust. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-263-6443.

Privacy Policy

Rev. May 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-631-490-4300

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Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

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Advisor

Kovitz Investment Group Partners, LLC

71 S Wacker Dr., Suite 1860

Chicago, IL 60606

alfrankfunds.com

Distributor

Northern Lights Distributors, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

Transfer Agent

Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-263-6443 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change.

25

If you have any questions or need help with your account, call our customer service team at:

888.263.6443

The Al Frank Fund’s web site contains resources for both current and potential shareholders, including:

●    Performance through the most recent quarter and month-end

●    Applications, including new account forms, IRA and IRA transfer forms

●    Electronic copies of the Prospectus, Annual Report and Semi-Annual Report

All of this information and more is available at:

alfrankfunds.com

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Small company investing involves greater volatility, limited liquidity and other risks.

Al Frank-AR-23

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $13,500

2022 - $13,000

2021 - $13,000

(b)	Audit-Related Fees

2023 - None

2022 - None

2021 - None

(c)	Tax Fees

2023 - $3,000

2022 - $3,000

2021 - $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2023     2022     2021

Audit-Related Fees: 0.00%  0.00%  0.00%

Tax Fees:                0.00%  0.00%  0.00%

All Other Fees:        0.00%  0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $3,000

2022 - $3,000

2021 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/7/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/7/24

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 3/7/24